Exhibit 99.01

Valero Energy Reports Third Quarter 2024 Results

•Reported net income attributable to Valero stockholders of $364 million, or $1.14 per share
•Returned $907 million to stockholders through dividends and stock buybacks
•Successfully completed the Diamond Green Diesel (DGD) Port Arthur Sustainable Aviation Fuel (SAF) project in October

SAN ANTONIO, October 24, 2024 – Valero Energy Corporation (NYSE: VLO, “Valero”) today reported net income attributable to Valero stockholders of $364 million, or $1.14 per share, for the third quarter of 2024, compared to $2.6 billion, or $7.49 per share, for the third quarter of 2023.

Refining
The Refining segment reported operating income of $565 million for the third quarter of 2024, compared to $3.4 billion for the third quarter of 2023. Refining throughput volumes averaged 2.9 million barrels per day during a period of heavy maintenance activities in the third quarter of 2024.

Renewable Diesel
The Renewable Diesel segment, which consists of the DGD joint venture, reported $35 million of operating income for the third quarter of 2024, compared to $123 million for the third quarter of 2023. Segment sales volumes averaged 3.5 million gallons per day in the third quarter of 2024, which was 552 thousand gallons per day higher than the third quarter of 2023.

Ethanol
The Ethanol segment reported $153 million of operating income for the third quarter of 2024, compared to $197 million for the third quarter of 2023. Ethanol production volumes averaged 4.6 million gallons per day in the third quarter of 2024, which was 255 thousand gallons per day higher than the third quarter of 2023.

Corporate and Other
General and administrative expenses were $234 million in the third quarter of 2024, compared to $250 million in the third quarter of 2023. The effective tax rate for the third quarter of 2024 was 20 percent.
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Investing and Financing Activities
Net cash provided by operating activities was $1.3 billion in the third quarter of 2024. Included in this amount was a $166 million favorable change in working capital and $47 million of adjusted net cash provided by operating activities associated with the other joint venture member’s share of DGD. Excluding these items, adjusted net cash provided by operating activities was $1.1 billion in the third quarter of 2024.

Capital investments totaled $429 million in the third quarter of 2024, of which $338 million was for sustaining the business, including costs for turnarounds, catalysts and regulatory compliance. Excluding capital investments attributable to the other joint venture member’s share of DGD and other variable interest entities, capital investments attributable to Valero were $394 million.

Valero returned $907 million to stockholders in the third quarter of 2024, of which $342 million was paid as dividends and $565 million was for the purchase of approximately 3.8 million shares of common stock, resulting in a payout ratio of 84 percent of adjusted net cash provided by operating activities.

Valero remains committed to a through-cycle minimum annual payout ratio of 40 to 50 percent. Valero defines payout ratio as the sum of dividends paid and the total cost of stock buybacks divided by adjusted net cash provided by operating activities.

“Our focus on operational excellence, capital discipline and honoring our commitment to shareholder returns has served us well through multiple commodity cycles and will continue to anchor our strategy going forward,” said Lane Riggs, Valero’s Chief Executive Officer and President.

Liquidity and Financial Position
Valero ended the third quarter of 2024 with $8.4 billion of total debt, $2.5 billion of finance lease obligations, and $5.2 billion of cash and cash equivalents. The debt to capitalization ratio, net of cash and cash equivalents, was 17 percent as of September 30, 2024.

Strategic Update
The SAF project at the DGD Port Arthur plant was successfully completed in October. The project is expected to be fully operational this year, providing the plant the optionality to upgrade approximately 50 percent of its current 470 million gallon renewable diesel annual production capacity to SAF.
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“The DGD SAF project was completed on schedule and under budget and is a testament to the strength of our project and operations teams,” said Riggs.

Conference Call
Valero’s senior management will hold a conference call at 10 a.m. ET today to discuss this earnings release and to provide an update on operations and strategy.

About Valero
Valero Energy Corporation, through its subsidiaries (collectively, Valero), is a multinational manufacturer and marketer of petroleum-based and low-carbon liquid transportation fuels and petrochemical products, and it sells its products primarily in the United States (U.S.), Canada, the United Kingdom (U.K.), Ireland and Latin America. Valero owns 15 petroleum refineries located in the U.S., Canada and the U.K. with a combined throughput capacity of approximately 3.2 million barrels per day. Valero is a joint venture member in Diamond Green Diesel Holdings LLC, which owns two renewable diesel plants located in the U.S. Gulf Coast region with a combined production capacity of approximately 1.2 billion gallons per year, and Valero owns 12 ethanol plants located in the U.S. Mid-Continent region with a combined production capacity of approximately 1.6 billion gallons per year. Valero manages its operations through its Refining, Renewable Diesel and Ethanol segments. Please visit investorvalero.com for more information.

Valero Contacts
Investors:
Homer Bhullar, Vice President – Investor Relations and Finance, 210-345-1982
Eric Herbort, Director – Investor Relations and Finance, 210-345-3331
Gautam Srivastava, Director – Investor Relations, 210-345-3992

Media:
Lillian Riojas, Executive Director – Media Relations and Communications, 210-345-5002

Safe-Harbor Statement
Statements contained in this release and the accompanying earnings release tables, or made during the conference call, that state Valero’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” “target,” “commitment,” “plans,” “forecast, “guidance” and other similar expressions identify forward-looking statements. Forward-looking statements in
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this release and the accompanying earnings release tables include, and those made on the conference call may include, statements relating to Valero’s low-carbon fuels strategy, expected timing, cost and performance of projects, future market and industry conditions, future operating and financial performance, future production and manufacturing ability and size, and management of future risks, among other matters. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of Valero’s control, such as legislative or political changes or developments, market dynamics, cyberattacks, weather events, and other matters affecting Valero’s operations and financial performance or the demand for Valero’s products. These factors also include, but are not limited to, the uncertainties that remain with respect to current or contemplated legal, political or regulatory developments that are adverse to or restrict refining and marketing operations, or that impose profits, windfall or margin taxes or penalties, global geopolitical and other conflicts and tensions, the impact of inflation on margins and costs, economic activity levels, and the adverse effects the foregoing may have on Valero’s business plan, strategy, operations and financial performance. For more information concerning these and other factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual report on Form 10-K, quarterly reports on Form 10‑Q, and other reports filed with the Securities and Exchange Commission and available on Valero’s website at www.valero.com.

Use of Non-GAAP Financial Information
This earnings release and the accompanying earnings release tables include references to financial measures that are not defined under U.S. generally accepted accounting principles (GAAP). These non-GAAP measures include adjusted net income attributable to Valero stockholders, adjusted earnings per common share – assuming dilution, Refining margin, Renewable Diesel margin, Ethanol margin, adjusted Refining operating income (loss), adjusted Ethanol operating income, adjusted net cash provided by operating activities, and capital investments attributable to Valero. These non-GAAP financial measures have been included to help facilitate the comparison of operating results between periods. See the accompanying earnings release tables for a definition of non-GAAP measures and a reconciliation to their most directly comparable GAAP measures. Note (c) to the earnings release tables provides reasons for the use of these non-GAAP financial measures.
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VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Statement of income data
Revenues	$32,876	$38,404	$99,125	$109,352
Cost of sales:
Cost of materials and other	29,965	32,385	88,590	91,820
Operating expenses (excluding depreciation and amortization expense reflected below)	1,482	1,578	4,317	4,495
Depreciation and amortization expense	675	671	2,042	1,979
Total cost of sales	32,122	34,634	94,949	98,294
Other operating expenses (a)	3	6	40	18
General and administrative expenses (excluding depreciation and amortization expense reflected below)	234	250	695	703
Depreciation and amortization expense	10	11	34	32
Operating income	507	3,503	3,407	10,305
Other income, net (b)	123	122	389	357
Interest and debt expense, net of capitalized interest	(141)	(149)	(421)	(443)
Income before income tax expense	489	3,476	3,375	10,219
Income tax expense	96	813	726	2,288
Net income	393	2,663	2,649	7,931
Less: Net income attributable to noncontrolling interests	29	41	160	298
Net income attributable to Valero Energy Corporation stockholders	$364	$2,622	$2,489	$7,633

Earnings per common share	$1.14	$7.49	$7.66	$21.22
Weighted-average common shares outstanding (in millions)	318	349	324	359

Earnings per common share – assuming dilution	$1.14	$7.49	$7.66	$21.21
Weighted-average common shares outstanding – assuming dilution (in millions)	318	349	324	359

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 1

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining	Renewable Diesel	Ethanol	Corporate and Eliminations	Total
Three months ended September 30, 2024
Revenues:
Revenues from external customers	$31,332	$632	$912	$—	$32,876
Intersegment revenues	3	593	235	(831)	—
Total revenues	31,335	1,225	1,147	(831)	32,876
Cost of sales:
Cost of materials and other	28,922	1,029	842	(828)	29,965
Operating expenses (excluding depreciation and amortization expense reflected below)	1,256	92	133	1	1,482
Depreciation and amortization expense	589	69	19	(2)	675
Total cost of sales	30,767	1,190	994	(829)	32,122
Other operating expenses	3	—	—	—	3
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	234	234
Depreciation and amortization expense	—	—	—	10	10
Operating income by segment	$565	$35	$153	$(246)	$507

Three months ended September 30, 2023
Revenues:
Revenues from external customers	$36,521	$759	$1,124	$—	$38,404
Intersegment revenues	8	672	310	(990)	—
Total revenues	36,529	1,431	1,434	(990)	38,404
Cost of sales:
Cost of materials and other	31,115	1,169	1,092	(991)	32,385
Operating expenses (excluding depreciation and amortization expense reflected below)	1,366	84	125	3	1,578
Depreciation and amortization expense	597	55	20	(1)	671
Total cost of sales	33,078	1,308	1,237	(989)	34,634
Other operating expenses	6	—	—	—	6
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	250	250
Depreciation and amortization expense	—	—	—	11	11
Operating income by segment	$3,445	$123	$197	$(262)	$3,503

See Operating Highlights by Segment beginning on Table Page 8.

Table Page 2

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining	Renewable Diesel	Ethanol	Corporate and Eliminations	Total
Nine months ended September 30, 2024
Revenues:
Revenues from external customers	$94,519	$1,888	$2,718	$—	$99,125
Intersegment revenues	8	1,932	654	(2,594)	—
Total revenues	94,527	3,820	3,372	(2,594)	99,125
Cost of sales:
Cost of materials and other	85,528	3,025	2,625	(2,588)	88,590
Operating expenses (excluding depreciation and amortization expense reflected below)	3,659	262	395	1	4,317
Depreciation and amortization expense	1,793	196	57	(4)	2,042
Total cost of sales	90,980	3,483	3,077	(2,591)	94,949
Other operating expenses (a)	13	—	27	—	40
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	695	695
Depreciation and amortization expense	—	—	—	34	34
Operating income by segment	$3,534	$337	$268	$(732)	$3,407

Nine months ended September 30, 2023
Revenues:
Revenues from external customers	$102,924	$2,990	$3,438	$—	$109,352
Intersegment revenues	8	2,367	790	(3,165)	—
Total revenues	102,932	5,357	4,228	(3,165)	109,352
Cost of sales:
Cost of materials and other	87,398	4,143	3,422	(3,143)	91,820
Operating expenses (excluding depreciation and amortization expense reflected below)	3,832	274	383	6	4,495
Depreciation and amortization expense	1,751	172	59	(3)	1,979
Total cost of sales	92,981	4,589	3,864	(3,140)	98,294
Other operating expenses	17	—	1	—	18
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	703	703
Depreciation and amortization expense	—	—	—	32	32
Operating income by segment	$9,934	$768	$363	$(760)	$10,305

See Operating Highlights by Segment beginning on Table Page 8.
See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 3

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Reconciliation of net income attributable to Valero Energy Corporation stockholders to adjusted net income attributable to Valero Energy Corporation stockholders
Net income attributable to Valero Energy Corporation stockholders	$364	$2,622	$2,489	$7,633
Adjustments:
Project liability adjustment (a)	—	—	29	—
Income tax benefit related to project liability adjustment	—	—	(7)	—
Project liability adjustment, net of taxes	—	—	22	—
Gain on early retirement of debt (b)	—	—	—	(11)
Income tax expense related to gain on early retirement of debt	—	—	—	2
Gain on early retirement of debt, net of taxes	—	—	—	(9)
Total adjustments	—	—	22	(9)
Adjusted net income attributable to Valero Energy Corporation stockholders	$364	$2,622	$2,511	$7,624

Reconciliation of earnings per common share – assuming dilution to adjusted earnings per common share – assuming dilution
Earnings per common share – assuming dilution	$1.14	$7.49	$7.66	$21.21
Adjustments:
Project liability adjustment (a)	—	—	0.07	—
Gain on early retirement of debt (b)	—	—	—	(0.02)
Total adjustments	—	—	0.07	(0.02)
Adjusted earnings per common share – assuming dilution	$1.14	$7.49	$7.73	$21.19

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 4

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(millions of dollars)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Reconciliation of operating income by segment to segment margin, and reconciliation of operating income by segment to adjusted operating income by segment
Refining segment
Refining operating income	$565	$3,445	$3,534	$9,934
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	1,256	1,366	3,659	3,832
Depreciation and amortization expense	589	597	1,793	1,751
Other operating expenses	3	6	13	17
Refining margin	$2,413	$5,414	$8,999	$15,534

Refining operating income	$565	$3,445	$3,534	$9,934
Adjustment: Other operating expenses	3	6	13	17
Adjusted Refining operating income	$568	$3,451	$3,547	$9,951

Renewable Diesel segment
Renewable Diesel operating income	$35	$123	$337	$768
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	92	84	262	274
Depreciation and amortization expense	69	55	196	172
Renewable Diesel margin	$196	$262	$795	$1,214

Ethanol segment
Ethanol operating income	$153	$197	$268	$363
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	133	125	395	383
Depreciation and amortization expense	19	20	57	59
Other operating expenses (a)	—	—	27	1
Ethanol margin	$305	$342	$747	$806

Ethanol operating income	$153	$197	$268	$363
Adjustment: Other operating expenses (a)	—	—	27	1
Adjusted Ethanol operating income	$153	$197	$295	$364

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 5

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(millions of dollars)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Reconciliation of Refining segment operating income (loss) to
Refining margin (by region), and reconciliation of Refining
segment operating income (loss) to adjusted Refining segment operating income (loss) (by region) (d)

U.S. Gulf Coast region
Refining operating income	$419	$1,799	$2,112	$5,995
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	705	761	2,025	2,121
Depreciation and amortization expense	370	375	1,120	1,082
Other operating expenses	2	—	8	11
Refining margin	$1,496	$2,935	$5,265	$9,209

Refining operating income	$419	$1,799	$2,112	$5,995
Adjustment: Other operating expenses	2	—	8	11
Adjusted Refining operating income	$421	$1,799	$2,120	$6,006

U.S. Mid-Continent region
Refining operating income	$39	$582	$419	$1,507
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	186	194	559	569
Depreciation and amortization expense	79	85	254	250
Other operating expenses	1	—	3	—
Refining margin	$305	$861	$1,235	$2,326

Refining operating income	$39	$582	$419	$1,507
Adjustment: Other operating expenses	1	—	3	—
Adjusted Refining operating income	$40	$582	$422	$1,507

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 6

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(millions of dollars)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Reconciliation of Refining segment operating income (loss) to
Refining margin (by region), and reconciliation of Refining
segment operating income (loss) to adjusted Refining segment operating income (loss) (by region) (d) (continued)

North Atlantic region
Refining operating income	$206	$612	$929	$1,552
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	174	189	529	547
Depreciation and amortization expense	68	63	198	192
Other operating expenses	—	1	1	1
Refining margin	$448	$865	$1,657	$2,292

Refining operating income	$206	$612	$929	$1,552
Adjustment: Other operating expenses	—	1	1	1
Adjusted Refining operating income	$206	$613	$930	$1,553

U.S. West Coast region
Refining operating income (loss)	$(99)	$452	$74	$880
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	191	222	546	595
Depreciation and amortization expense	72	74	221	227
Other operating expenses	—	5	1	5
Refining margin	$164	$753	$842	$1,707

Refining operating income (loss)	$(99)	$452	$74	$880
Adjustment: Other operating expenses	—	5	1	5
Adjusted Refining operating income (loss)	$(99)	$457	$75	$885

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 7

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Throughput volumes (thousand barrels per day)
Feedstocks:
Heavy sour crude oil	538	496	469	437
Medium/light sour crude oil	221	312	242	319
Sweet crude oil	1,461	1,514	1,499	1,488
Residuals	182	192	178	209
Other feedstocks	116	119	116	118
Total feedstocks	2,518	2,633	2,504	2,571
Blendstocks and other	366	389	381	403
Total throughput volumes	2,884	3,022	2,885	2,974

Yields (thousand barrels per day)
Gasolines and blendstocks	1,400	1,473	1,413	1,452
Distillates	1,134	1,158	1,090	1,125
Other products (e)	384	428	410	425
Total yields	2,918	3,059	2,913	3,002

Operating statistics (c) (f)
Refining margin (from Table Page 5)	$2,413	$5,414	$8,999	$15,534
Adjusted Refining operating income (from Table Page 5)	$568	$3,451	$3,547	$9,951
Throughput volumes (thousand barrels per day)	2,884	3,022	2,885	2,974

Refining margin per barrel of throughput	$9.09	$19.47	$11.39	$19.13
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.73	4.91	4.63	4.72
Depreciation and amortization expense per barrel of throughput	2.22	2.15	2.27	2.15
Adjusted Refining operating income per barrel of throughput	$2.14	$12.41	$4.49	$12.26

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 8

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RENEWABLE DIESEL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Operating statistics (c) (f)
Renewable Diesel margin (from Table Page 5)	$196	$262	$795	$1,214
Renewable Diesel operating income (from Table Page 5)	$35	$123	$337	$768
Sales volumes (thousand gallons per day)	3,544	2,992	3,588	3,460

Renewable Diesel margin per gallon of sales	$0.60	$0.95	$0.81	$1.29
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of sales	0.28	0.30	0.27	0.29
Depreciation and amortization expense per gallon of sales	0.21	0.20	0.20	0.19
Renewable Diesel operating income per gallon of sales	$0.11	$0.45	$0.34	$0.81

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 9

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
ETHANOL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Operating statistics (c) (f)
Ethanol margin (from Table Page 5)	$305	$342	$747	$806
Adjusted Ethanol operating income (from Table Page 5)	$153	$197	$295	$364
Production volumes (thousand gallons per day)	4,584	4,329	4,508	4,319

Ethanol margin per gallon of production	$0.72	$0.86	$0.61	$0.68
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of production	0.31	0.32	0.32	0.32
Depreciation and amortization expense per gallon of production	0.05	0.05	0.05	0.05
Adjusted Ethanol operating income per gallon of production	$0.36	$0.49	$0.24	$0.31

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 10

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Operating statistics by region (d)
U.S. Gulf Coast region (c) (f)
Refining margin (from Table Page 6)	$1,496	$2,935	$5,265	$9,209
Adjusted Refining operating income (from Table Page 6)	$421	$1,799	$2,120	$6,006
Throughput volumes (thousand barrels per day)	1,799	1,834	1,741	1,783

Refining margin per barrel of throughput	$9.03	$17.39	$11.04	$18.92
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.25	4.51	4.25	4.36
Depreciation and amortization expense per barrel of throughput	2.24	2.22	2.34	2.22
Adjusted Refining operating income per barrel of throughput	$2.54	$10.66	$4.45	$12.34

U.S. Mid-Continent region (c) (f)
Refining margin (from Table Page 6)	$305	$861	$1,235	$2,326
Adjusted Refining operating income (from Table Page 6)	$40	$582	$422	$1,507
Throughput volumes (thousand barrels per day)	419	456	436	461

Refining margin per barrel of throughput	$7.92	$20.53	$10.34	$18.49
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.84	4.62	4.68	4.52
Depreciation and amortization expense per barrel of throughput	2.07	2.02	2.13	1.98
Adjusted Refining operating income per barrel of throughput	$1.01	$13.89	$3.53	$11.99

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 11

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Operating statistics by region (d) (continued)
North Atlantic region (c) (f)
Refining margin (from Table Page 7)	$448	$865	$1,657	$2,292
Adjusted Refining operating income (from Table Page 7)	$206	$613	$930	$1,553
Throughput volumes (thousand barrels per day)	422	461	446	463

Refining margin per barrel of throughput	$11.55	$20.39	$13.54	$18.14
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.49	4.47	4.32	4.33
Depreciation and amortization expense per barrel of throughput	1.74	1.48	1.61	1.52
Adjusted Refining operating income per barrel of throughput	$5.32	$14.44	$7.61	$12.29

U.S. West Coast region (c) (f)
Refining margin (from Table Page 7)	$164	$753	$842	$1,707
Adjusted Refining operating income (loss) (from Table Page 7)	$(99)	$457	$75	$885
Throughput volumes (thousand barrels per day)	244	271	262	267

Refining margin per barrel of throughput	$7.31	$30.19	$11.75	$23.38
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	8.49	8.89	7.61	8.15
Depreciation and amortization expense per barrel of throughput	3.20	2.97	3.08	3.11
Adjusted Refining operating income (loss) per barrel of throughput	$(4.38)	$18.33	$1.06	$12.12

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 12

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Refining
Feedstocks (dollars per barrel)
Brent crude oil	$78.37	$86.18	$81.72	$82.12
Brent less West Texas Intermediate (WTI) crude oil	3.18	3.72	4.05	4.68
Brent less WTI Houston crude oil	1.94	2.21	2.53	3.19
Brent less Dated Brent crude oil	(1.63)	(0.78)	(0.97)	(0.10)
Brent less Argus Sour Crude Index crude oil	4.30	3.43	4.39	5.53
Brent less Maya crude oil	11.19	8.77	11.66	14.16
Brent less Western Canadian Select Houston crude oil	10.36	9.98	11.03	12.19
WTI crude oil	75.19	82.46	77.67	77.44

Natural gas (dollars per million British thermal units)	1.83	2.38	1.79	2.21

Renewable volume obligation (RVO) (dollars per barrel) (g)	3.89	7.42	3.65	7.77

Product margins (RVO adjusted unless otherwise noted) (dollars per barrel)
U.S. Gulf Coast:
Conventional Blendstock of Oxygenate Blending (CBOB) gasoline less Brent	6.28	14.70	7.45	12.57
Ultra-low-sulfur (ULS) diesel less Brent	11.89	30.87	16.87	25.26
Propylene less Brent (not RVO adjusted)	(27.50)	(57.98)	(40.16)	(46.32)
U.S. Mid-Continent:
CBOB gasoline less WTI	14.08	25.46	12.16	22.25
ULS diesel less WTI	16.74	37.10	18.94	32.12
North Atlantic:
CBOB gasoline less Brent	12.16	22.93	12.41	18.96
ULS diesel less Brent	13.68	33.91	19.39	28.19
U.S. West Coast:
California Reformulated Gasoline Blendstock of Oxygenate Blending 87 gasoline less Brent	23.56	43.33	25.13	32.89
California Air Resources Board diesel less Brent	14.22	47.66	19.65	31.43

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 13

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Renewable Diesel
New York Mercantile Exchange ULS diesel (dollars per gallon)	$2.31	$3.03	$2.51	$2.80
Biodiesel Renewable Identification Number (RIN) (dollars per RIN)	0.60	1.40	0.56	1.51
California Low-Carbon Fuel Standard carbon credit (dollars per metric ton)	53.65	74.46	56.16	73.65
U.S. Gulf Coast (USGC) used cooking oil (dollars per pound)	0.46	0.64	0.43	0.61
USGC distillers corn oil (dollars per pound)	0.48	0.72	0.47	0.65
USGC fancy bleachable tallow (dollars per pound)	0.47	0.68	0.44	0.62

Ethanol
Chicago Board of Trade corn (dollars per bushel)	3.92	4.99	4.23	5.95
New York Harbor ethanol (dollars per gallon)	1.92	2.39	1.82	2.42
Table Page 14

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars)
(unaudited)

	September 30,	December 31,
	2024	2023
Balance sheet data
Current assets	$23,976	$26,221
Cash and cash equivalents included in current assets	5,184	5,424
Inventories included in current assets	7,048	7,583
Current liabilities	15,298	16,802
Valero Energy Corporation stockholders’ equity	25,253	26,346
Total equity	28,000	28,524
Debt and finance lease obligations:
Debt –
Current portion of debt (excluding variable interest entities (VIEs))	$441	$167
Debt, less current portion of debt (excluding VIEs)	7,585	8,021
Total debt (excluding VIEs)	8,026	8,188
Current portion of debt attributable to VIEs	329	1,030
Debt, less current portion of debt attributable to VIEs	—	—
Total debt attributable to VIEs	329	1,030
Total debt	8,355	9,218
Finance lease obligations –
Current portion of finance lease obligations (excluding VIEs)	220	183
Finance lease obligations, less current portion (excluding VIEs)	1,556	1,428
Total finance lease obligations (excluding VIEs)	1,776	1,611
Current portion of finance lease obligations attributable to VIEs	26	26
Finance lease obligations, less current portion attributable to VIEs	649	669
Total finance lease obligations attributable to VIEs	675	695
Total finance lease obligations	2,451	2,306
Total debt and finance lease obligations	$10,806	$11,524

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Reconciliation of net cash provided by operating activities to adjusted net cash provided by operating activities (c)
Net cash provided by operating activities	$1,295	$3,308	$5,613	$7,990
Exclude:
Changes in current assets and current liabilities	166	33	795	(1,695)
Diamond Green Diesel LLC’s (DGD) adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD	47	82	252	447
Adjusted net cash provided by operating activities	$1,082	$3,193	$4,566	$9,238

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 15

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Reconciliation of capital investments to capital investments attributable to Valero (c)
Capital expenditures (excluding VIEs)	$152	$157	$399	$468
Capital expenditures of VIEs:
DGD	56	61	198	183
Other VIEs	2	2	7	4
Deferred turnaround and catalyst cost expenditures (excluding VIEs)	208	157	844	665
Deferred turnaround and catalyst cost expenditures of DGD	11	17	62	56
Capital investments	429	394	1,510	1,376
Adjustments:
DGD’s capital investments attributable to the other joint venture member	(33)	(40)	(130)	(120)
Capital expenditures of other VIEs	(2)	(2)	(7)	(4)
Capital investments attributable to Valero	$394	$352	$1,373	$1,252

Dividends per common share	$1.07	$1.02	$3.21	$3.06

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 16

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES

(a)In March 2021, we announced our participation in a then-proposed large-scale carbon capture and sequestration pipeline system with Navigator Energy Services (Navigator). In October 2023, Navigator announced that it decided to cancel this project. Under the terms of the agreements associated with the project, we had some rights from and obligations to Navigator, including a portion of the aggregate project costs. As a result, we recognized a charge of $29 million in the nine months ended September 30, 2024 related to our obligation to Navigator.
(b)“Other income, net” includes a net gain of $11 million in the nine months ended September 30, 2023 related to the early retirement of $199 million aggregate principal amount of various series of our senior notes.
(c)We use certain financial measures (as noted below) in the earnings release tables and accompanying earnings release that are not defined under GAAP and are considered to be non-GAAP measures.

We have defined these non-GAAP measures and believe they are useful to the external users of our financial statements, including industry analysts, investors, lenders, and rating agencies. We believe these measures are useful to assess our ongoing financial performance because, when reconciled to their most comparable GAAP measures, they provide improved comparability between periods after adjusting for certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These non-GAAP measures should not be considered as alternatives to their most comparable GAAP measures nor should they be considered in isolation or as a substitute for an analysis of our results of operations as reported under GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because we may define them differently, which diminishes their utility.

Non-GAAP measures are as follows:

◦Adjusted net income attributable to Valero Energy Corporation stockholders is defined as net income attributable to Valero Energy Corporation stockholders adjusted to reflect the items noted below, along with their related income tax effect. The income tax effect for the adjustments was calculated using a combined U.S. federal and state statutory rate of 22.5 percent. We have adjusted for these items because we believe that they are not indicative of our core operating performance and that their adjustment results in an important measure of our ongoing financial performance to better assess our underlying business results and trends. The basis for our belief with respect to each adjustment is provided below.

–Project liability adjustment – The project liability adjustment related to the cancellation of Navigator’s project (see note (a)) is not indicative of our ongoing operations.

–Gain on early retirement of debt – Discounts, premiums, and other expenses recognized in connection with the early retirement of various series of our senior notes (see note (b)) are not associated with the ongoing costs of our borrowing and financing activities.

◦Adjusted earnings per common share – assuming dilution is defined as adjusted net income attributable to Valero Energy Corporation stockholders divided by the number of weighted-average shares outstanding in the applicable period, assuming dilution.

◦Refining margin is defined as Refining segment operating income (loss) excluding operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, and other operating expenses. We believe Refining margin is an important measure of our Refining segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.
◦Renewable Diesel margin is defined as Renewable Diesel segment operating income excluding operating expenses (excluding depreciation and amortization expense) and depreciation and amortization expense. We believe Renewable Diesel margin is an important measure of our Renewable Diesel segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

Table Page 17

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
◦Ethanol margin is defined as Ethanol segment operating income excluding operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, and other operating expenses. We believe Ethanol margin is an important measure of our Ethanol segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

◦Adjusted Refining operating income (loss) is defined as Refining segment operating income (loss) excluding other operating expenses. We believe adjusted Refining operating income (loss) is an important measure of our Refining segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
◦Adjusted Ethanol operating income is defined as Ethanol segment operating income excluding other operating expenses. We believe adjusted Ethanol operating income is an important measure of our Ethanol segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
◦Adjusted net cash provided by operating activities is defined as net cash provided by operating activities excluding the items noted below. We believe adjusted net cash provided by operating activities is an important measure of our ongoing financial performance to better assess our ability to generate cash to fund our investing and financing activities. The basis for our belief with respect to each excluded item is provided below.

–Changes in current assets and current liabilities – Current assets net of current liabilities represents our operating liquidity. We believe that the change in our operating liquidity from period to period does not represent cash generated by our operations that is available to fund our investing and financing activities.

–DGD’s adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD – We are a 50 percent joint venture member in DGD and we consolidate DGD’s financial statements. Our Renewable Diesel segment includes the operations of DGD and the associated activities to market its products. Because we consolidate DGD’s financial statements, all of DGD’s net cash provided by or used in operating activities (or operating cash flow) is included in our consolidated net cash provided by operating activities.

DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each member and only 50 percent of DGD’s operating cash flow should be attributed to our net cash provided by operating activities. Therefore, we have adjusted our net cash provided by operating activities for the portion of DGD’s operating cash flow attributable to the other joint venture member’s ownership interest because we believe that it more accurately reflects the operating cash flow available to us to fund our investing and financing activities. The adjustment is calculated as follows (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
DGD operating cash flow data
Net cash provided by (used in) operating activities	$92	$(28)	$537	$487
Exclude: Changes in current assets and current liabilities	(3)	(192)	32	(408)
Adjusted net cash provided by operating activities	95	164	505	895
Other joint venture member’s ownership interest	50%	50%	50%	50%
DGD’s adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD	$47	$82	$252	$447

Table Page 18

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
◦Capital investments attributable to Valero is defined as all capital expenditures and deferred turnaround and catalyst cost expenditures presented in our consolidated statements of cash flows, excluding the portion of DGD’s capital investments attributable to the other joint venture member and all of the capital expenditures of VIEs other than DGD.
DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each member, only 50 percent of DGD’s capital investments should be attributed to our net share of total capital investments. We also exclude the capital expenditures of other VIEs that we consolidate because we do not operate those VIEs. We believe capital investments attributable to Valero is an important measure because it more accurately reflects our capital investments.

(d)The Refining segment regions reflected herein contain the following refineries: U.S. Gulf Coast- Corpus Christi East, Corpus Christi West, Houston, Meraux, Port Arthur, St. Charles, Texas City, and Three Rivers Refineries; U.S. Mid Continent- Ardmore, McKee, and Memphis Refineries; North Atlantic- Pembroke and Quebec City Refineries; and U.S. West Coast- Benicia and Wilmington Refineries.

(e)Primarily includes petrochemicals, gas oils, No. 6 fuel oil, petroleum coke, sulfur, and asphalt.

(f)Valero uses certain operating statistics (as noted below) in the earnings release tables and the accompanying earnings release to evaluate performance between comparable periods. Different companies may calculate them in different ways.

All per barrel of throughput, per gallon of sales, and per gallon of production amounts are calculated by dividing the associated dollar amount by the throughput volumes, sales volumes, and production volumes for the period, as applicable.

Throughput volumes, sales volumes, and production volumes are calculated by multiplying throughput volumes per day, sales volumes per day, and production volumes per day (as provided in the accompanying tables), respectively, by the number of days in the applicable period. We use throughput volumes, sales volumes, and production volumes for the Refining segment, Renewable Diesel segment, and Ethanol segment, respectively, due to their general use by others who operate facilities similar to those included in our segments. We believe the use of such volumes results in per unit amounts that are most representative of the product margins generated and the operating costs incurred as a result of our operation of those facilities.
(g)The RVO cost represents the average market cost on a per barrel basis to comply with the Renewable Fuel Standard program. The RVO cost is calculated by multiplying (i) the average market price during the applicable period for the RINs associated with each class of renewable fuel (i.e., biomass-based diesel, cellulosic biofuel, advanced biofuel, and total renewable fuel) by (ii) the quotas for the volume of each class of renewable fuel that must be blended into petroleum-based transportation fuels consumed in the U.S., as set or proposed by the U.S. Environmental Protection Agency, on a percentage basis for each class of renewable fuel and adding together the results of each calculation.

Table Page 19